Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of China Green Material Technologies, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, Zhonghao Su, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

Date: May 13, 2009